Exhibit 32.01

                       FNB FINANCIAL SERVICES CORPORATION


                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FNB Financial Services Corporation (the "Company") certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 8, 2004               /s/ ERNEST J. SEWELL
                                    --------------------
                                     Ernest J. Sewell
                                     Chief Executive Officer


Dated:  March 8, 2004               /s/ MICHAEL W. SHELTON
                                    ----------------------
                                     Michael W. Shelton
                                     Chief Financial Officer



*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

VIA EDGAR



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C.  20549

RE: FNB Financial Services Corporation (the "Company") Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003

Ladies and Gentlemen:

On behalf of FNB Financial Services Corporation, enclosed for filing is the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The financial statements contained in the enclosed report do not reflect a change from the previous year in any accounting principles or practices, or in the method of applying any such principles or practices.

Please call Michael W. Shelton, the Company's Chief Financial Officer, at (336) 634-4775 if you have any questions or if you require additional information.

Sincerely,



/s/Michael W. Shelton
----------------------------------
Michael W. Shelton
FNB Financial Services Corporation